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Exhibit 13.2

Section 906 Certificate

        Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of GW Pharmaceuticals plc, a public limited company incorporated under English law (the "company"), does hereby certify, to such officer's knowledge, that:

        The Annual Report on Form 20-F for the year ended September 30, 2013 (the "Form 20-F") of the company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: November 25, 2013

/s/ ADAM GEORGE Adam George Chief Financial Officer

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  Exhibit 13.2
Section 906 Certificate